Exhibit 10.1                                                                                                        Execution Version

AMENDMENT NO. 1 TO Note Purchase Agreement

This Amendment No. 1 to Note Purchase Agreement (“Amendment”), dated as of October 22, 2015, is by and among Patterson – UTI Energy, Inc., a Delaware corporation (“Company”), the subsidiaries of the Company party hereto (together with the Company, the “Credit Parties”), and the Noteholders (as defined below) party hereto.

RECITALS

A.Reference is hereby made to that certain (i) Note Purchase Agreement dated as of October 5, 2010 (the “Agreement”), among the Company and each of the holders of Notes (as defined therein) issued thereunder (the “Noteholders”), and (ii) Guaranty Agreement dated as of October 5, 2010, and delivered by the Guarantors signatory thereto (the “Guaranty Agreement”).

B.By amendment dated January 9, 2015 (the “2015 Bank Amendment”), the Company has amended its Credit Agreement, dated as of September 27, 2012, with Wells Fargo Bank, N.A., as administrative agent, and the other lenders party thereto (as amended, the “2012 Credit Agreement”) for purposes of revising such facility’s (i) “Change of Control” definition, (ii) provisions related to guarantors under the 2012 Credit Agreement and (iii) certain other definitions, and in connection with the 2015 Bank Amendment, the Guarantors reaffirmed their respective guarantee obligations with respect to the 2012 Credit Agreement.  The 2012 Credit Agreement is a “Principal Credit Facility” under and as defined in the Agreement.

C.Pursuant to Section 17 of the Agreement, the Company requests that the Noteholders make certain amendments to the Agreement as set forth below in order to conform certain provisions of the Agreement to the 2015 Bank Amendment, and otherwise as provided herein.

D.The Company further requests that the Noteholders acknowledge the release of Patterson-UTI Drilling International, Inc., a Delaware corporation (“Patterson International”), from its obligations under the Guaranty Agreement since it has been released and discharged of its obligations under the guarantee for the 2012 Credit Agreement, and it has no other obligations, direct or indirect, as a co-borrower, guarantor or otherwise, of any Indebtedness of the Company or its Subsidiaries under any Principal Credit Facility.

Now Therefore, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.Defined Terms; Interpretation and Provisions.  As used in this Amendment, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein.  Each term defined in the Agreement, as amended hereby, and used herein without definition shall have the meaning assigned to such term in the Agreement, as amended hereby, unless expressly provided to the contrary. Article, Section, Schedule, and Exhibit references are to Articles and Sections of, and Schedules and

Exhibits to, this Amendment, unless otherwise specified.  The words “hereof”, “herein”, and “hereunder” and words of similar import when used in this Amendment shall refer to this Amendment as a whole and not to any particular provision of this Amendment.  The term “including” means “including, without limitation”.  Paragraph headings have been inserted in this Amendment as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Amendment and shall not be used in the interpretation of any provision of this Agreement.

Section 2.Amendments to Agreement.

§ 2.1Section 7.1(a) (Financial and Business Information – Quarterly Statements) of the Agreement is hereby amended by deleting its concluding proviso, which proviso is set forth as follows:

“, provided, further, that the Company shall be deemed to have made such delivery of such Form 10‑Q if it shall have timely made such Form 10‑Q available on “EDGAR” and on its applicable website page as linked from its home page on the worldwide web (at the date of this Agreement located at:  http//www.patenergy.com) and shall have given each Purchaser prior notice of such availability on EDGAR and through its home page in connection with each delivery (such availability and notice thereof being referred to as “Electronic Delivery”)”

§ 2.2Section 7.1(b) (Financial and Business Information – Annual Statements) of the Agreement is hereby amended by deleting its concluding proviso, which proviso is set forth as follows:

“, provided, further, that the Company shall be deemed to have made such delivery of such Form 10‑K if it shall have timely made Electronic Delivery thereof, in which event the Company shall separately deliver, concurrently with such Electronic Delivery, the Accountant’s Certificate”

§ 2.3Section 7.1(c) (Financial and Business Information – SEC and Other Reports) of the Agreement is hereby amended by deleting its concluding proviso, which proviso is set forth as follows:

“, provided that the Company shall be deemed to have made such delivery of the items provided for by this clause (c) if it shall have timely made Electronic Delivery (without regard to the notice requirement provided in such defined term) thereof”

§ 2.4Section 7.2 (Officer’s Certificate) of the Agreement is hereby amended by deleting, from its introductory clause, the parenthetical phrase as follows:

“(which, in the case of Electronic Delivery of any such financial statements, shall be by separate concurrent delivery of such certificate to each holder of Notes)”

§ 2.5Section 7 (Information as to Company) of the Agreement is hereby amended by inserting the following new Section 7.5 (Electronic Delivery):

“Section 7.5Electronic Delivery.Financial statements, opinions of independent certified public accountants, other information and Officer’s Certificates that are required to be delivered by the Company pursuant to Sections 7.1(a), (b) or (c) and Section 7.2 shall be deemed to have been delivered if the Company satisfies any of the following requirements with respect thereto:

(i)such financial statements satisfying the requirements of Section 7.1(a) or Section 7.1(b) (together with the related Accountant’s Certificate in the case of Section 7.1(b)) and the related Officer’s Certificate satisfying the requirements of Section 7.2 are delivered to each holder of a Note at the e-mail address set forth in Schedule A for such holder or as communicated from time to time in a separate writing delivered to the Company;

(ii)the Company shall have timely filed such Form 10–Q or Form 10–K, satisfying the requirements of Section 7.1(a) or Section 7.1(b), as the case may be, with the SEC on EDGAR and shall have made such form (together with the related Accountant’s Certificate in the case of Form 10-K) and the related Officer’s Certificate satisfying the requirements of Section 7.2 available via its home page on the internet (at the date of this Agreement located at:  http://www.patenergy.com);

(iii)such financial statements satisfying the requirements of Section 7.1(a) or Section 7.1(b) (together with the related Accountant’s Certificate in the case of Section 7.1(b)) and related Officer’s Certificate(s) satisfying the requirements of Section 7.2 are timely posted by or on behalf of the Company on IntraLinks or on any other similar website to which each holder of Notes has free access; or

(iv)the Company shall have filed any of the items referred to in Section 7.1(c) with the SEC on EDGAR and shall have made such items available via its home page on the internet or on IntraLinks or on any other similar website to which each holder of Notes has free access;

provided however, that in no case shall access to such financial statements (or Form 10-Q or Form 10-K), other information, Accountant’s Certificates and Officer’s Certificates be conditioned upon any waiver or other agreement or consent (other than confidentiality provisions consistent with Section 20 of this Agreement); provided further, however, that in the case of any of clauses (ii), (iii) or (iv), the Company shall have given each holder of a Note prior written notice, which may be by e-mail or in accordance with Section 18, of such posting or filing in connection with each delivery, provided further, that upon request of any holder to receive paper copies of any of the materials described in this Section 7.5 or to receive them by e-mail, the Company will promptly e-mail them or deliver such paper copies, as the case may be, to such holder.”

§ 2.6Section 9.8 (Additional Guarantors) of the Agreement is hereby amended by replacing in its entirety with the following:

“Section 9.8Additional Guarantors.

(a)The Company will cause each Subsidiary or other entity that guarantees or becomes obligated with respect to the Indebtedness of the Company or any Subsidiary under any Principal Credit Facility to promptly (and in any event contemporaneously with such entity becoming a party to or obligated under a Principal Credit Facility (or such longer period of time as agreed to by the Required Holders in their reasonable discretion)) become a Guarantor hereunder by way of execution of a Guarantor Supplement in the form of Exhibit A to the Guaranty Agreement (each a “Guaranty Joinder Agreement”).  The Company shall give notice to each holder of Notes not less than 10 days prior to any such Subsidiary or other entity becoming party to or obligated under a Principal Credit Facility.

(b)In connection with clause (a) of this Section 9.8, the Company shall deliver to each holder of Notes, with respect to each new Guarantor to the extent applicable, proof of corporate or similar action, incumbency of officers, opinions of counsel and other documents as is consistent with those delivered by the Credit Parties pursuant to Section 4 on the date of Closing and such other documents or agreements as the Required Holders may reasonably request.

(c)The holders of the Notes agree that a Guarantor shall be automatically released and discharged from its obligations under the Guaranty Agreement effective at the time the obligations of such Guarantor, whether direct or indirect, as a co-borrower, guarantor or otherwise, in respect of any Indebtedness of the Company or its Subsidiaries under all Principal Credit Facilities shall, at any time after the date of the Closing, be released and discharged by the holders of such Indebtedness, provided that:

(i)no Default or Event of Default is then continuing;

(ii)if in connection with the release and discharge of such Guarantor from its obligations with respect to the Indebtedness of the Company or any Subsidiary under any Principal Credit Facility, the Company, any Subsidiary or any other entity pays any consideration to the holders of such Indebtedness in consideration of such release and discharge, then the holders of Notes shall receive consideration on the same basis as (and substantially concurrently with) such other holders for such release and discharge; and

(iii)each holder of Notes shall have received a certificate of a Responsible Officer certifying that (A) the obligations of such Guarantor, whether direct or indirect, as a co-borrower, guarantor or otherwise, in respect of any Indebtedness of the Company or its Subsidiaries under all Principal Credit Facilities have been released and discharged (or will be released and discharged concurrently with the release and discharge of such Guarantor from the Guaranty Agreement), (B) immediately after giving effect to such release and discharge, no Default or Event of Default shall be continuing, (C) no amount is then due and payable by such

Guarantor under the Guaranty Agreement and (D) the Company has met the condition described in clause (ii) of this proviso.

If any Person released and discharged as a Guarantor pursuant to this Section 9.8(c) shall at any time after such release and discharge become directly or indirectly liable for (whether by way of becoming a co-borrower, guarantor or otherwise), all or any part of the Indebtedness of the Company or its Subsidiaries under any Principal Credit Facility, the Company will cause such Person contemporaneously with entering into any such Guarantee or incurring such liability to execute and deliver to the holders of the Notes, (1) a Guaranty Joinder Agreement, and (2) proof of corporate or similar action, incumbency of officers, opinions of counsel and other documents as is consistent with those delivered by the Credit Parties pursuant to Section 4 on the date of Closing and such other documents or agreements as the Required Holders may reasonably request.

(d)In connection with the release and discharge contemplated by clause (c) of this Section 9.8, and in each such instance, the holders of the Notes shall, within 30 days of receipt of a written request of the Company, take such action and execute such documents as the Company, such Subsidiary or entity shall reasonably request to evidence such release and discharge of such Subsidiary’s or entity’s obligations under the Guaranty Agreement, all at the expense of the Company.”

§ 2.7Section 10.2 (Merger, Consolidation, Etc.) of the Agreement is hereby amended by deleting the phrase “except as permitted by clause (i) of Section 9.8(c)”, which phrase appears as the concluding phrase of the concluding paragraph of such Section 10.2, and inserting, in lieu thereof, the phrase as follows:

“unless, in the case of the conveyance, transfer,  sale or lease of all or substantially all of the assets of a Guarantor, such Guarantor is released and discharged from its obligations under the Guaranty Agreement in accordance with Section 9.8(c) in connection with, or immediately following, such conveyance, transfer, sale or lease.”

§ 2.8Section 18 (Notices) of the Agreement is hereby amended by inserting, as the opening phrase of its introductory clause, the phrase as follows:

“Except to the extent otherwise provided in Section 7.5,”

§ 2.9Section 20 (Confidential Information) of the Agreement is hereby amended by inserting the following new paragraph at the end of such Section:

“In the event that as a condition to receiving access to information relating to the Company or its Subsidiaries in connection with the transactions contemplated by or otherwise pursuant to this Agreement, any Purchaser or holder of a Note is required to agree to a confidentiality undertaking (whether through IntraLinks, another secure website, a secure virtual workspace or otherwise) which is different from this Section 20, this Section 20 shall not be amended thereby and, as between such Purchaser or such holder and the Company, this Section 20 shall supersede any such other confidentiality undertaking.”

§ 2.10Schedule A (Information Relating to Purchasers) of the Agreement is hereby amended and restated in its entirety as set forth on Schedule A hereto.

§ 2.11Schedule B, (Defined Terms) of the Agreement is hereby amended by replacing the defined term for “Change of Control” in its entirety with the following:

"Change of Control" means an event or series of events by which:

(a)any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person or group shall be deemed to have "beneficial ownership" of all securities that such person or group has the right to acquire (such right, an "option right"), whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of 25% or more of the equity securities of the Company entitled to vote for members of the board of directors or equivalent governing body of the Company on a fully-diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right);

(b)during any period of 12 consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Company cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body; or

(c)any Person or two or more Persons acting in concert shall have acquired, by contract or otherwise, the power to exercise, directly or indirectly, a controlling influence over the management or policies of the Company.

§ 2.12Schedule B, (Defined Terms) of the Agreement is hereby amended by deleting the defined term for “Electronic Delivery”.

Section 3.Credit Parties’ Representations and Warranties.  The Company acknowledges, represents, warrants and agrees as to itself and all other Credit Parties, and each other Credit Party acknowledges, represents, warrants and agrees as to itself, that: (i) the execution, delivery and performance of this Amendment are within the corporate or limited liability company power and authority of such Credit Party, as the case may be, and have been duly authorized by appropriate corporate and limited liability company action and proceedings; (ii) this Amendment constitutes the legal, valid, and binding obligation of such Credit Party enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (iii) there are no governmental consents, licenses and approvals required to be made or obtained by it in connection with its execution, delivery, performance, validity and enforceability of this Amendment; (iv) no Defaults or Events of Default exist; (v) no Credit Party and no Subsidiary of any Credit Party has paid or has agreed to pay (directly or indirectly) any fee, remuneration or other consideration in favor of or for the benefit of any agent or lender under any Principal Credit Facility in connection with any amendments thereto substantially similar to those being made to the Agreement hereunder and (vi) Patterson International has been released from all of its obligations under and in respect of the 2012 Credit Agreement, and (as of the date hereof) has no obligations, whether direct or indirect, as a co-borrower, guarantor or otherwise, with respect to any Indebtedness of the Company or any Subsidiary under any Principal Credit Facility, and (A) at the time Patterson International was released from such obligations under and in respect of the 2012 Credit Agreement, no Default or Event of Default was continuing and (B) no consideration was paid in exchange for such release.

Section 4.Conditions to Effectiveness.  The amendments provided in Section 2 and the acknowledgment of the release of Patterson International under Section 7 shall become effective only upon the date of the satisfaction in full of the following conditions precedent (the “Effective Date”):

(a)the Credit Parties and the Required Holders shall have executed and delivered this Amendment;

(b)the representations and warranties set forth in Section 3 shall be true and correct on such date in all respects;

(c)the Company shall have delivered to the Noteholders a fully executed copy of that certain Amendment No. 1 to Note Purchase Agreement, dated as of the date hereof, by and among the Credit Parties and each of the Persons signatory thereto with respect to that certain Note Purchase Agreement, dated as of June 14, 2012, and such amendment to be in form and substance satisfactory to the Required Holders, and the conditions to the effectiveness thereof shall have been satisfied or waived; and

(d)the Company shall have paid the fees, costs and expenses of Morgan, Lewis & Bockius LLP, special counsel to the Noteholders, in accordance with the terms of Section 8 of this Amendment, to the extent provided with an invoice therefor.

Section 5.Acknowledgments and Agreements.

(a)Each Credit Party acknowledges that on the date hereof all of its outstanding obligations under the Financing Documents are payable in accordance with their terms, and each Credit Party waives any defense, offset, counterclaim or recoupment with respect thereto.  Each Noteholder hereby expressly reserves all of its rights, remedies, and claims under the Financing

Documents.  Nothing in this Amendment shall constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Financing Documents, (ii) any of the agreements, terms or conditions contained in any of the Financing Documents, (iii) any rights or remedies of any Noteholder with respect to the Financing Documents, or (iv) the rights of any Noteholder to collect the full amounts owing to them under the Financing Documents.

(b)The Agreement, as amended hereby, is adopted, ratified and confirmed and is and remains in full force and effect, and the Company and the Guarantors acknowledge and agree that their respective liabilities and obligations under the Agreement, as amended hereby, and the Guaranty Agreement are not impaired in any respect by this Amendment.

(c)From and after the Effective Date, all references to the Agreement and the Financing Documents shall mean the Agreement and such Financing Documents as amended by this Amendment.

(d)This Amendment is a Financing Document for the purposes of the provisions of the other Financing Documents.

Section 6.Reaffirmation of and Amendment to the Guaranty Agreement. Each Guarantor party hereto (which, for the avoidance of doubt, excludes Patterson International) hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty Agreement are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, all of the Guaranteed Obligations (as defined in the Guaranty Agreement) as such Guaranteed Obligations may have been amended by this Amendment, and its execution and delivery of this Amendment does not indicate or establish an approval or consent requirement by such Guarantor under the Guaranty Agreement, in connection with the execution and delivery of amendments, consents or waivers to the Agreement or any of the other Financing Documents.

Section 7.Release from Guaranty Agreement.  The Noteholders acknowledge the release and discharge of Patterson International from all obligations and liabilities under the Guaranty Agreement.  The foregoing is an acknowledgment of a release and discharge of Patterson International only, and nothing in this Amendment shall be construed to be a release, or an acknowledgment of a release, of any obligations of the Company, any other Guarantor or any other Person under the Agreement or any other Financing Document to, or for the any Noteholder.  Furthermore, nothing in this Amendment shall be deemed or construed to in any manner be a permanent release and discharge of Patterson International from hereafter being required timely to become, and the Company from being required to cause Patterson International hereafter timely to become, a Guarantor pursuant to the terms of the Agreement, as amended and in effect, whether for failure to qualify as an Excluded Subsidiary (as defined in Agreement, as amended hereby) or otherwise.

Section 8Fees and Expenses.  Without in any way limiting the obligations of the Company to pay the fees and expenses of the Noteholders in compliance with Section 15.1 of the Agreement, the Company agrees that it shall pay all of the Noteholders’ costs and expenses, including, without limitation, all attorneys’ fees incurred by the Noteholders, in connection with the preparation, negotiation, and execution of this Amendment.

Section 9.Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument.  Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the requisite parties hereto.  This Amendment may be executed by facsimile signature or other electronic imaging means, and all such signatures shall be effective as originals.

Section 10.Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of (i) the parties hereto and their respective successors and permitted assigns (including, without limitation, any subsequent holder of any Note) and (ii) for the avoidance of doubt, all holders of Notes and each future holder of any Note, as provided in Section 17.3 of the Agreement, whether so expressed or not.

Section 11.Severability.  Any provision of this Amendment, or the Agreement as amended by this Amendment, that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

Section 12.Construction. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant.  Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

Section 13.Governing Law.  This Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York, excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

[Signature pages follow]

Exhibit 10.1                                                                                                        Execution Version

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized effective as of the Effective Date.

BORROWER:

PATTERSON-UTI ENERGY, INC.

By:   /s/ John E. Vollmer III
John E. Vollmer III
Senior Vice President—Corporate
Development, Chief Financial Officer and
Treasurer

GUARANTORS:

PATTERSON PETROLEUM LLC
PATTERSON-UTI DRILLING COMPANY LLC
PATTERSON-UTI MANAGEMENT SERVICES, LLC
UNIVERSAL WELL SERVICES, INC.
UNIVERSAL PRESSURE PUMPING, INC.

Each by:   /s/ John E. Vollmer III
John E. Vollmer III
Senior Vice President—Corporate
Development, Chief Financial Officer and
Treasurer

[Signature Page to Amendment No. 1 to 2010 Note Purchase Agreement - Patterson-UTI Energy, Inc.]

This Agreement is hereby

accepted and agreed to as

of the date thereof.

THE PRUDENTIAL INSURANCE COMPANY

  OF AMERICA

By:  /s/ Chris Halloran

Vice President

GIBRALTAR LIFE INSURANCE CO., LTD.

By:Prudential Investment Management Japan

Co., Ltd., as Investment Manager

By:Prudential Investment Management, Inc.,

as Sub-Adviser

By:  /s/ Chris Halloran

Vice President

THE PRUDENTIAL LIFE INSURANCE

  COMPANY, LTD.

By:Prudential Investment Management (Japan),

Inc., as Investment Manager

By:Prudential Investment Management, Inc.,

as Sub-Adviser

By:  /s/ Chris Halloran

Vice President

PRUDENTIAL RETIREMENT INSURANCE

  AND ANNUITY COMPANY

By:Prudential Investment Management, Inc.,

as investment manager

By:  /s/ Chris Halloran

Vice President

PHYSICIANS MUTUAL INSURANCE

  COMPANY

By:Prudential Private Placement Investors,

L.P. (as Investment Advisor)

By:Prudential Private Placement Investors, Inc.

(as its General Partner)

By:  /s/ Chris Halloran

Vice President

BCBSM, INC. DBA BLUE CROSS AND BLUE

  SHIELD OF MINNESOTA

By:Prudential Private Placement Investors,

L.P. (as Investment Advisor)

By:Prudential Private Placement Investors, Inc.

(as its General Partner)

By:  /s/ Chris Halloran

Vice President

Exhibit 10.1                                                                                                        Execution Version

PAR U HARTFORD LIFE & ANNUITY

  COMFORT TRUST

By:Prudential Arizona Reinsurance Universal

Company, as Grantor

By:Prudential Investment Management, Inc.,

as Investment Manager

By:  /s/ Chris Halloran

Vice President

[Signature Page to Amendment No. 1 to 2010 Note Purchase Agreement - Patterson-UTI Energy, Inc.]

Exhibit 10.1                                                                                                        Execution Version

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

By: /s/ Ho Young Lee

Name: Ho Young Lee

Title:Managing Director

[Signature Page to Amendment No. 1 to 2010 Note Purchase Agreement - Patterson-UTI Energy, Inc.]

Exhibit 10.1                                                                                                        Execution Version

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

By:Northwestern Mutual Investment Management Company, LLC,

Its investment advisor

By: /s/ Howard Stern

Its: Managing Director

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY FOR ITS GROUP ANNUITY SEPARATE ACCOUNT

By:Northwestern Mutual Investment Management Company, LLC,

Its investment advisor

By: /s/ Howard Stern

Its: Authorized Representative

[Signature Page to Amendment No. 1 to 2010 Note Purchase Agreement - Patterson-UTI Energy, Inc.]

Exhibit 10.1                                                                                                        Execution Version

ATHENE ANNUITY AND LIFE COMPANY

(f/k/a Aviva Life and Annuity Company)

By:Athene Asset Management, L.P., its investment adviser

By:AAM GP Ltd., its general partner

By: /s/ Roger D. Fors

Name:  Roger D. Fors

Title:    Senior Vice President, Fixed Income

[Signature Page to Amendment No. 1 to 2010 Note Purchase Agreement - Patterson-UTI Energy, Inc.]

Exhibit 10.1                                                                                                        Execution Version

JACKSON NATIONAL LIFE INSURANCE COMPANY

By:PPM America, Inc., as attorney in fact,

on behalf of Jackson National Life Insurance Company

By: /s/ Brian B. Manczak

Name:  Brian B. Manczak

Title:    Managing Director

[Signature Page to Amendment No. 1 to 2010 Note Purchase Agreement - Patterson-UTI Energy, Inc.]

Exhibit 10.1                                                                                                        Execution Version

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

By: /s/ Charles J. Dudley

Name:  Charles J. Dudley

Title:Assistant Treasurer

[Signature Page to Amendment No. 1 to 2010 Note Purchase Agreement - Patterson-UTI Energy, Inc.]

Exhibit 10.1                                                                                                        Execution Version

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

By: /s/ Brian Keating

Name:Brian Keating

Title:Managing Director

[Signature Page to Amendment No. 1 to 2010 Note Purchase Agreement - Patterson-UTI Energy, Inc.]

Exhibit 10.1                                                                                                        Execution Version

ENSIGN PEAK ADVISORS, INC.

By: /s/ Matthew D. Dall

Name:Matthew D. Dall

Title:Head of Credit Research

[Signature Page to Amendment No. 1 to 2010 Note Purchase Agreement - Patterson-UTI Energy, Inc.]

Exhibit 10.1                                                                                                        Execution Version

CMFG LIFE INSURANCE COMPANY

CUMIS INSURANCE SOCIETY, INC.

By:MEMBERS Capital Advisors, Inc., acting as Investment Advisor

By: /s/ Allen R. Cantrell

Name:Allen R. Cantrell

Title:Managing Director, Investments

[Signature Page to Amendment No. 1 to 2010 Note Purchase Agreement - Patterson-UTI Energy, Inc.]

Exhibit 10.1                                                                                                        Execution Version

ALLSTATE LIFE INSURANCE COMPANY

By: /s/ David Puckett

Name:David Puckett

By: /s/ Jerry D. Zinkula

Name:Jerry D. Zinkula

Authorized Signatories

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

By: /s/ David Puckett

Name:David Puckett

By: /s/ Jerry D. Zinkula

Name:Jerry D. Zinkula

Authorized Signatories

[Signature Page to Amendment No. 1 to 2010 Note Purchase Agreement - Patterson-UTI Energy, Inc.]

Exhibit 10.1                                                                                                        Execution Version

AMERITAS LIFE INSURANCE CORP.

AMERITAS LIFE INSURANCE CORP., successor by merger

to The Union Central Life Insurance Company and Acacia Life Insurance Company

Ameritas Life Insurance Corp. of New York, successor by merger to

First Ameritas Life Insurance Corp. of New York

By:Ameritas Investment Partners, Inc., as Agent

By: /s/ Tina Udell

Name:Tina Udell

Title:Vice President & Managing Director

[Signature Page to Amendment No. 1 to 2010 Note Purchase Agreement - Patterson-UTI Energy, Inc.]

Exhibit 10.1                                                                                                        Execution Version

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

By: /s/ David Divine

Name:David Divine

Title:Senior Portfolio Manager

[Signature Page to Amendment No. 1 to 2010 Note Purchase Agreement - Patterson-UTI Energy, Inc.]

Exhibit 10.1                                                                                                        Execution Version

MODERN WOODMEN OF AMERICA

By: /s/ Douglas A. Pannier

Name:Douglas A. Pannier

Title:Group Head - Private Placements

[Signature Page to Amendment No. 1 to 2010 Note Purchase Agreement - Patterson-UTI Energy, Inc.]

Exhibit 10.1                                                                                                        Execution Version

THE OHIO NATIONAL LIFE INSURANCE COMPANY

By: /s/ Annette M. Teders

Name:Annette M. Teders

Title:Vice President

OHIO NATIONAL LIFE ASSURANCE CORPORATION

By: /s/ Annette M. Teders

Name:Annette M. Teders

Title:Vice President

[Signature Page to Amendment No. 1 to 2010 Note Purchase Agreement - Patterson-UTI Energy, Inc.]

AMERICAN NATIONAL INSURANCE COMPANY (anico)

By: /s/ Anne M. LeMire

Name:Anne M. LeMire

Title:Senior Vice President

Signature page to Amendment No. 1 to Note Purchase Agreement

(Patterson-UTI Energy, Inc.)

Schedule A

Information Relating To Purchasers

Purchaser Name	THE GIBRALTAR LIFE INSURANCE CO., LTD.
Name in Which to Register Note(s)	THE GIBRALTAR LIFE INSURANCE CO., LTD.
Registration number(s); principal amount(s)	RA-1; $16,081,000
Payment on Account of Note(s) Method Account Information

Federal Funds Wire Transfer

JPMorgan Chase Bank[1]

New York, NY

ABA No.:  021-000-021

Account Name:  GIBPRVJAFS1

Account No.:  P86246 (please do not include spaces)

Ref:  “Accompanying Information” below

All payments, other than principal, interest or Make-Whole Amount shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank

New York, NY

ABA No. 021-000-021

Account No. 304199036

Account Name:  Prudential International Insurance Service Company

Ref:  “Accompanying Information” below

Accompanying information

Name of Issuer:PATTERSON-UTI ENERGY, INC.

Description of4.97% Series A Senior Notes due

Security:October 5, 2020

PPN:703481 A*2

Security No.:INV11269

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

[1]	If Borrower's account is with JPMorgan Chase, use the following wiring instructions:

JPMorgan Chase Bank New York
New York, NY
ABA No.: 021-000-021
Account No.: 900-9000-168
Account Name: North American Insurance
FFC: P86246 (please do not include spaces)
FFC Account Name: GIBPRVJAFS1

Schedule A-1

Address/Fax/Email for Notices Related Solely to Scheduled Principal and Interest Payments

The Gibraltar Life Insurance Co., Ltd.

2-13-10, Nagata-cho

Chiyoda-ku, Tokyo 100-8953, Japan

Attention:  Osamu Egi, Team Leader of Investment Administration Team

E-mail:  osamu.egi@gib-life.co.jp

and e-mail copy to:

Attention:  Tetsuya Sawazaki, Manager of Investment Administration Team

E-mail:  tetsuya.sawazaki@gib-life.co.jp

Address/Fax for All Notices

Prudential Private Placement Investors, L.P.

c/o Prudential Capital Group

2200 Ross Avenue, Suite 4300

Dallas, TX  75201

Attention:  Managing Director, Energy Finance Group - Oil & Gas

E-mail:  pcg.dallas@prudential.com

Instructions re: Delivery of Note(s)	Prudential Capital Group 2200 Ross Avenue, Suite 4300 Dallas, TX 75201 Attn: Kimberly Perdue Telephone: (214) 720-6265
Tax Identification Number	98-0408643

Schedule A-2

Purchaser Name	THE GIBRALTAR LIFE INSURANCE CO., LTD.
Name in Which to Register Note(s)	THE GIBRALTAR LIFE INSURANCE CO., LTD.
Registration number(s); principal amount(s)	RA-2; $5,379,000
Payment on Account of Note(s) Method Account Information

Federal Funds Wire Transfer

JPMorgan Chase Bank[2]

New York, NY

ABA No.:  021-000-021

Account Name:  GIBPRVHFR2

Account No.:  P86406 (please do not include spaces)

Ref:  “Accompanying Information” below

All payments, other than principal, interest or Make-Whole Amount shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank

New York, NY

ABA No. 021-000-021

Account No. 304199036

Account Name:  Prudential International Insurance Service Company

Ref:  “Accompanying Information” below

Accompanying information

Name of Issuer:PATTERSON-UTI ENERGY, INC.

Description of4.97% Series A Senior Notes due

Security:October 5, 2020

PPN:703481 A*2

Security No.:INV11269

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

[2]	If Borrower's account is with JPMorgan Chase, use the following wiring instructions:

JPMorgan Chase Bank New York
New York, NY
ABA No.: 021-000-021
Account No.: 900-9000-168
Account Name: North American Insurance
FFC: P86406 (please do not include spaces)
FFC Account Name: GIBPRVHFR2

Schedule A-3

Address/Fax/Email for Notices Related Solely to Scheduled Principal and Interest Payments

The Gibraltar Life Insurance Co., Ltd.

2-13-10, Nagata-cho

Chiyoda-ku, Tokyo 100-8953, Japan

Attention:  Osamu Egi, Team Leader of Investment Administration Team

E-mail:  osamu.egi@gib-life.co.jp

and e-mail copy to:

Attention:  Tetsuya Sawazaki, Manager of Investment Administration Team

E-mail:  tetsuya.sawazaki@gib-life.co.jp

Address/Fax for All Other Notices

Prudential Private Placement Investors, L.P.

c/o Prudential Capital Group

2200 Ross Avenue, Suite 4300

Dallas, TX  75201

Attention:  Managing Director, Energy Finance Group - Oil & Gas

E-mail:  pcg.dallas@prudential.com

Address/Fax for All Notices	Prudential Private Placement Investors, L.P. c/o Prudential Capital Group 2200 Ross Avenue, Suite 4200E Dallas, TX 75201 Attention: Managing Director, Energy and Corporate Finance
Instructions re: Delivery of Note(s)	Prudential Capital Group 2200 Ross Avenue, Suite 4300 Dallas, TX 75201 Attn: Kimberly Perdue Telephone: (214) 720-6265
Tax Identification Number	98-0408643

Schedule A-4

Purchaser Name	PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Name in Which to Register Note(s)	PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Registration number(s); principal amount(s)	RA-3; $13,500,000
Payment on Account of Note(s) Method Account Information

Federal Funds Wire Transfer

JPMorgan Chase Bank[3]

New York, NY

ABA No.:  021-000-021

Account Name:  PRIAC

Account No.:  P86329 (please do not include spaces)

Each such wire transfer shall set forth the “Accompanying Information” below

Accompanying information

Name of Issuer:PATTERSON-UTI ENERGY, INC.

Description of4.97% Series A Senior Notes due

Security:October 5, 2020

PPN:703481 A*2

Security No.:INV11269

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address/Fax/Email for Notices Related Solely to Scheduled Principal and Interest Payments

Prudential Retirement Insurance and Annuity Company

c/o Prudential Investment Management, Inc.

Prudential Tower

655 Broad Street

14th Floor - South Tower

Newark, NJ 07102

Attention:  PIM Private Accounting Processing Team

Email: Pim.Private.Accounting.Processing.Team@prudential.com

Address/Fax for All Notices

Prudential Private Placement Investors, L.P.

c/o Prudential Capital Group

2200 Ross Avenue, Suite 4300

Dallas, TX  75201

Attention:  Managing Director, Energy Finance Group - Oil & Gas

E-mail:  pcg.dallas@prudential.com

[3]	If Borrower's account is with JPMorgan Chase, use the following wiring instructions:

JPMorgan Chase Bank New York
New York, NY
ABA No.: 021-000-021
Account No.: 900-9000-168
Account Name: North American Insurance
FFC: P86329
FFC Account Name: PRIAC

Schedule A-5

Instructions re: Delivery of Note(s)	Prudential Capital Group 2200 Ross Avenue, Suite 4300 Dallas, TX 75201 Attn: Kimberly Perdue Telephone: (214) 720-6265
Tax Identification Number	06-1050034

Schedule A-6

Purchaser Name	THE PRUDENTIAL LIFE INSURANCE COMPANY, LTD.
Name in Which to Register Note(s)	THE PRUDENTIAL LIFE INSURANCE COMPANY, LTD.
Registration number(s); principal amount(s)	RA-4; $8,040,000
Payment on Account of Note(s) Method Account Information

Federal Funds Wire Transfer

JPMorgan Chase Bank[4]

New York, NY

ABA No.:  021-000-021

Account No.:  P86291

Account Name:  The Prudential Life Insurance Company, Ltd

Ref:  “Accompanying Information” below

All payments, other than principal, interest or Make-Whole Amount, on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank

New York, NY

ABA No. 021-000-021

Account No. 304199036

Account Name:  Prudential International Insurance Service Co.

Ref:  “Accompanying Information” below

Accompanying information

Name of Issuer:PATTERSON-UTI ENERGY, INC.

Description of4.97% Series A Senior Notes due

Security:October 5, 2020

PPN:703481 A*2

Security No.:INV11269

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

[4]	If Borrower's account is with JPMorgan Chase, use the following wiring instructions:

JPMorgan Chase Bank New York
New York, NY
ABA No.: 021-000-021
Account No.: 900-9000-168
Account Name: North American Insurance
FFC: P86291
FFC Account Name: The Prudential Life Insurance Company, Ltd.

Schedule A-7

Address/Fax/Email for Notices Related Solely to Scheduled Principal and Interest Payments

The Prudential Life Insurance Company, Ltd.

2-13-10, Nagatacho

Chiyoda-ku, Tokyo 100-0014, Japan

Attention:  Kazuhito Ashizawa, Team Leader of Investment

Administration Team

E-mail:  kazuhito.ashizawa@prudential.co.jp

and e-mail copy to:

Attention:  Kohei Imamura, Manager of Investment

Administration Team

E-mail:  kohei.imamura@prudential.co.jp

Address/Fax for All Notices

Prudential Private Placement Investors, L.P.

c/o Prudential Capital Group

2200 Ross Avenue, Suite 4300

Dallas, TX  75201

Attention:  Managing Director, Energy Finance Group - Oil & Gas

E-mail:  pcg.dallas@prudential.com

Instructions re: Delivery of Notes	Prudential Capital Group 2200 Ross Avenue, Suite 4300 Dallas, TX 75201 Attn: Kimberly Perdue Telephone: (214) 720-6265
Tax Identification Number	98-0433392

Schedule A-8

Purchaser Name	PAR U HARTFORD LIFE & ANNUITY COMFORT TRUST
Name in Which to Register Note(s)	PAR U HARTFORD LIFE & ANNUITY COMFORT TRUST
Registration number(s); principal amount(s)	RA-5; $7,500,000
Payment on Account of Note(s) Method Account Information

Federal Funds Wire Transfer

BONY Mellon

101 Barclay Street

New York, NY 10286

ABA:  021-000-018

Account Name:  BNY Mellon Transfer Funds Reconcilement

Account Number:  GLA 111-565

FFC:  248386 PAR U Hartford Life & Annuity Comfort

Ref: “Accompanying Information” below.

Accompanying Information

Name of Issuer:PATTERSON-UTI ENERGY, INC.

Description of4.97% Series A Senior Notes due

Security:October 5, 2020

PPN:703481 A*2

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address/Fax/Email for Notices Related Solely to Scheduled Principal and Interest Payments

PAR U Hartford Life & Annuity Comfort Trust

c/o Prudential Investment Management, Inc.

Prudential Tower

655 Broad Street

14th Floor - South Tower

Newark, NJ 07102

Attention:  PIM Private Accounting Processing Team

Email:  Pim.Private.Accounting.Processing.Team@prudential.com

Address/Fax for All Notices

Prudential Private Placement Investors, L.P.

c/o Prudential Capital Group

2200 Ross Avenue, Suite 4300

Dallas, TX 75201

Attention:  Managing Director, Energy Finance Group - Oil & Gas

E-mail:  pcg.dallas@prudential.com

Instructions re: Delivery of Notes	Prudential Capital Group 2200 Ross Avenue, Suite 4300 Dallas, TX 75201 Attn: Kimberly Perdue Telephone: (214) 720-6265
Tax Identification Number	45-2941561

Schedule A-9

Purchaser Name	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Name in Which to Register Note(s)	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Registration number(s); principal amount(s)	RA-6; $5,000,000
Payment on Account of Note(s) Method Account Information

Federal Funds Wire Transfer

JPMorgan Chase Bank[5]

New York, NY

ABA No.:  021-000-021

Account Name: Prudential Managed Portfolio

Account No.:  P86188 (do not include spaces)

Ref:  “Accompanying Information” below

Accompanying information

Name of Issuer:PATTERSON-UTI ENERGY, INC.

Description of4.97% Series A Senior Notes due

Security:October 5, 2020

PPN:703481 A*2

Security No.:INV11269

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address/Fax/Email for Notices Related Solely to Scheduled Principal and Interest Payments

The Prudential Insurance Company of America

c/o Prudential Investment Management, Inc.

Prudential Tower

655 Broad Street

14th Floor - South Tower

Newark, NJ 07102

Attention:  PIM Private Accounting Processing Team

Email:  Pim.Private.Accounting.Processing.Team@prudential.com

Address/Fax for All Notices

The Prudential Insurance Company of America

c/o Prudential Capital Group

2200 Ross Avenue, Suite 4300

Dallas, TX  75201

Attention:  Managing Director, Energy Finance Group - Oil & Gas

E-mail:  pcg.dallas@prudential.com

[5]	If Borrower's account is with JPMorgan Chase, use the following wiring instructions:

JPMorgan Chase Bank New York
New York, NY
ABA No.: 021-000-021
Account No.: 900-9000-168
Account Name: North American Insurance
FFC: P86188 (do not include spaces)
FFC Account Name: Prudential Managed Portfolio

Schedule A-10

Purchaser Name	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Instructions re: delivery of Note(s)	Prudential Capital Group 2200 Ross Avenue, Suite 4300 Dallas, TX 75201 Attn: Kimberly Perdue Telephone: (214) 720-6265
Tax Identification Number	22-1211670

Schedule A-11

Purchaser Name	PHYSICIANS MUTUAL INSURANCE COMPANY
Name in Which to Register Note(s)	HOW & CO.
Registration number(s); principal amount(s)	RA-7; $3,000,000
Payment on Account of Note(s) Method Account Information	Federal Funds Wire Transfer The Northern Trust Company Chicago, IL ABA No.: 071000152 Account Name: Physicians Mutual Insurance Company Account No.: 26-98845 Ref: “Accompanying Information” below
Accompanying information

Name of Issuer:PATTERSON-UTI ENERGY, INC.

Description of4.97% Series A Senior Notes due

Security:October 5, 2020

PPN:703481 A*2

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address/Fax/Email for Notices Related Solely to Scheduled Principal and Interest Payments	Physicians Mutual Insurance Company 2600 Dodge Street Omaha, NE 68131 Attention: Steve Scanlan Fax: (402) 633-1096
Address/Fax for All Notices

Prudential Private Placement Investors, L.P.

c/o Prudential Capital Group

2200 Ross Avenue, Suite 4300

Dallas, TX  75201

Attention:  Managing Director, Energy Finance Group - Oil & Gas

E-mail:  pcg.dallas@prudential.com

Instructions re: delivery of Note(s)

The Northern Trust Company of New York

Harborside Financial Center 10, Suite 1401

3 Second Street

Jersey City, NJ 07311

Attention:  Jose Mero & Ruby Vega

Re: Physicians Mutual Insurance Company-Prudential; Account Number:  26-98845

With a copy to:

Prudential Investment Management, Inc.

Prudential Tower

655 Broad Street

14th Floor - South Tower

Newark, NJ 07102

Attention:  Michael Iacono – Trade Management

Tax Identification Number	47-0270450

Schedule A-12

Purchaser Name	BCBSM, INC. DBA BLUE CROSS AND BLUE SHIELD OF MINNESOTA
Name in Which to Register Note(s)	CUDD & CO.
Registration number(s); principal amount(s)	RA-8; $1,500,000
Payment on Account of Note(s) Method Account Information	Federal Funds Wire Transfer JPMorgan Chase Bank, N.A. ABA No. 021000021 Account 9009002859 - Income Wire Account (2) F/F/C G14027 BCBS of Minnesota Ref: “Accompanying Information” below
Accompanying information

Name of Issuer:PATTERSON-UTI ENERGY, INC.

Description of4.97% Series A Senior Notes due

Security:October 5, 2020

PPN:703481 A*2

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address/Fax/Email for Notices Related Solely to Scheduled Principal and Interest Payments	Blue Cross and Blue Shield of Minnesota 1303 Corporate Center Drive Eagan, MN 55121-1204 Attention: John E.Q. Orner, VP, Treasury & CIO Telephone: (651) 662-8381 Facsimile: (651) 662-8381
Address/Fax for All Notices

Prudential Private Placement Investors, L.P.

c/o Prudential Capital Group

2200 Ross Avenue, Suite 4300

Dallas, TX  75201

Attention:  Managing Director, Energy Finance Group - Oil & Gas

E-mail:  pcg.dallas@prudential.com

Instructions re: delivery of Note(s)

JPMorgan Chase Bank, N.A.

4 Metrotech Center, 3rd Floor

Brooklyn, NY 11245-0001

Re:  Blue Cross & Blue Shield of Minnesota; Account Number:  G14027

With a copy to:

Prudential Investment Management, Inc.

Prudential Tower

655 Broad Street

14th Floor - South Tower

Newark, NJ 07102

Attention:  Michael Iacono – Trade Management

Tax Identification Number	41-0984460

Schedule A-13

Purchaser Name	TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
Name in Which to Register Note(s)	TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
Registration number(s); principal amount(s)	RA-9; $52,000,000
Payment on Account of Note(s) Method Account Information	Automated Clearing House System JPMorgan Chase Bank, N.A. ABA# 021-000-021 Account #: 900-9-000200 Account Name: TIAA For further credit to: Account # G07040 Ref: “Accompanying information” below
Accompanying information

Name of Issuer:PATTERSON-UTI ENERGY, INC.

Description of4.97% Series A Senior Notes due

Security:October 5, 2020

PPN:703481 A*2

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address/Fax for Notices Related to Payments

Teachers Insurance and Annuity Association of America

730 Third Avenue

New York, NY  10017

Attn: Securities Accounting Division

Phone:  212-916-5504

Email:  jpiperato@tiaa-cref.org or mwolfe@tiaa-cref.org

With a copy to:

JPMorgan Chase Bank, N.A.

P.O. Box 35308

Newark, NJ  07101

And:

Teachers Insurance and Annuity Association of America

8500 Andrew Carnegie Boulevard

Charlotte, NC 28262

Attn:  Global Private Markets

Tel:704-988-4349 (Ho Young Lee)

704- 988-1000 (General Number)

Email:  hlee@tiaa-cref.org

Address/Fax for All Other Notices

Teachers Insurance and Annuity Association of America

8500 Andrew Carnegie Boulevard

Charlotte, NC 28262

Attn:  Global Private Markets

Tel:704-988-4349 (Ho Young Lee)

704- 988-1000 (General Number)

Email:  hlee@tiaa-cref.org

Schedule A-14

Purchaser Name	TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
Instructions re: delivery of Note(s)	JPMorgan Chase Bank, N.A. 4 Chase Metrotech Center, 3rd Floor Brooklyn, NY 11245-0001 Attn: Physical Receive Dept. For TIAA A/C# G07040
Tax Identification Number	13-1624203

Schedule A-15

Purchaser Name	THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
Name in Which to Register Note(s)	THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
Registration number(s); principal amount(s)	RA-10; $45,000,000
Payment on Account of Note(s) Method Account Information

Federal Funds Wire Transfer

US Bank

777 East Wisconsin Avenue

Milwaukee, WI 53202

ABA #075000022

For the account of: Northwestern Mutual Life Account No. 182380324521

Ref: “Accompanying information” below

Accompanying information

Name of Issuer:PATTERSON-UTI ENERGY, INC.

Description of4.97% Series A Senior Notes due

Security:October 5, 2020

PPN:703481 A*2

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address/Fax for Notices Related to Payments	The Northwestern Mutual Life Insurance Company 720 East Wisconsin Avenue Milwaukee, WI 53202 Attn: Treasury & Investment Operations Email: privates@northwesternmutual.com
Address/Fax for All Other Notices	The Northwestern Mutual Life Insurance Company 720 East Wisconsin Avenue Milwaukee, WI 53202 Attn: Securities Department Email: privateinvest@northwesternmutual.com
Instructions re: delivery of Note(s)	The Northwestern Mutual Life Insurance Company 720 East Wisconsin Avenue Milwaukee, WI 53202 Attn: Matthew E. Gabrys, Esq.
Tax Identification Number	39-0509570

Schedule A-16

Purchaser Name	THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY FOR ITS GROUP ANNUITY SEPARATE ACCOUNT
Name in Which to Register Note(s)	THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY FOR ITS GROUP ANNUITY SEPARATE ACCOUNT
Registration number(s); principal amount(s)	RA-11; $2,000,000
Payment on Account of Note(s) Method Account Information

Federal Funds Wire Transfer

US Bank

777 East Wisconsin Avenue

Milwaukee, WI 53202

ABA #075000022

For the account of: Northwestern Mutual Life-GASA Account No. 182380324018

Ref: “Accompanying information” below

Accompanying information

Name of Issuer:PATTERSON-UTI ENERGY, INC.

Description of4.97% Series A Senior Notes due

Security:October 5, 2020

PPN:703481 A*2

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address/Fax for Notices Related to Payments	The Northwestern Mutual Life Insurance Company for its Group Annuity Separate Account 720 East Wisconsin Avenue Milwaukee, WI 53202 Attn: Investment Operations Email: privates@northwesternmutual.com
Address/Fax for All Other Notices

The Northwestern Mutual Life Insurance Company for its Group Annuity Separate Account

720 East Wisconsin Avenue

Milwaukee, WI  53202

Attn: Securities Department

Email: privateinvest@northwesternmutual.com

Instructions re: delivery of Note(s)	The Northwestern Mutual Life Insurance Company 720 East Wisconsin Avenue Milwaukee, WI 53202 Attn: Matthew E. Gabrys, Esq.
Tax Identification Number	39-0509570

Schedule A-17

Purchaser Name	ATHENE ANNUITY AND LIFE COMPANY
Name in Which to Register Note(s)	GERLACH & CO F/B/O ATHENE ANNUITY AND LIFE COMPANY
Registration number(s); principal amount(s)	RA-12; $28,000,000
Payment on Account of Note(s) Method Account Information

Federal Funds Wire Transfer

Citibank NA

ABA number:  021000089

Concentration A/C#:  36112805

FFC Account #:  214450

Account Name:  Athene Annuity and Life Co – Annuity

Citi’s SWIFT address: CITIUS33

Ref: "Accompanying Information" below.

Accompanying Information

Name of Issuer:PATTERSON-UTI ENERGY, INC.

Description of4.97% Series A Senior Notes due

Security:October 5, 2020

PPN:703481 A*2

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address for all Notices, including Financials, Compliance and Requests	PREFERRED REMITTANCE: privateplacements@athenelp.com Athene Annuity and Life Company c/o Athene Asset Management L.P. Attn: Private Fixed Income 7700 Mills Civic Parkway West Des Moines, IA 50266
Instructions re: delivery of Notes	Citibank NA Attn: Keith Whyte 399 Park Ave Level B Vault New York, NY 10022 A/C Number: 214450
Tax Identification Number	42-0175020 (Athene Annuity and Life Company)

Schedule A-18

Purchaser Name	ATHENE ANNUITY AND LIFE COMPANY
Name in Which to Register Note(s)	GERLACH & CO F/B/O ATHENE ANNUITY AND LIFE COMPANY
Registration number(s); principal amount(s)	RA-13; $7,000,000
Payment on Account of Note(s) Method Account Information

Federal Funds Wire Transfer

Citibank NA

ABA number:  021000089

Concentration A/C#:  36112805

FFC Account #:  214601

Account Name:  Athene Annuity and Life Co PPS

Citi’s SWIFT address: CITIUS33

Ref: "Accompanying Information" below.

Accompanying Information

Name of Issuer:PATTERSON-UTI ENERGY, INC.

Description of4.97% Series A Senior Notes due

Security:October 5, 2020

PPN:703481 A*2

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address for all Notices, including Financials, Compliance and Requests	PREFERRED REMITTANCE: privateplacements@atheneLP.com Athene Annuity and Life Company c/o Athene Asset Management L.P. Attn: Private Fixed Income 7700 Mills Civic Parkway West Des Moines, IA 50266
Instructions re: delivery of Notes	Citibank NA Attn: Keith Whyte 399 Park Ave Level B Vault New York, NY 10022 A/C Number: 214601
Tax Identification Number	42-0175020 (Athene Annuity and Life Company)

Schedule A-19

Purchaser Name	JACKSON NATIONAL LIFE INSURANCE COMPANY
Name in Which to Register Note(s)	JACKSON NATIONAL LIFE INSURANCE COMPANY
Registration number(s); principal amount(s)	RA-14; $10,000,000
Payment on Account of Note(s) Method Account Information	Federal Funds Wire Transfer The Bank of New York Mellon ABA # 021-000-018 BNF Account #: IOC566 Ref: 187242, CUSIP / PPN, Description, and Breakdown (P&I) Ref: “Accompanying information” below
Accompanying information

Name of Issuer:PATTERSON-UTI ENERGY, INC.

Description of4.97% Series A Senior Notes due

Security:October 5, 2020

PPN:703481 A*2

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address/Fax for Notices Related to Payments	Jackson National Life Insurance Company C/O The Bank of New York Mellon Attn: P&I Department P. O. Box 19266 Newark, New Jersey 07195 Phone: (718) 315-3035, Fax: (718) 315-3076
Address/Fax for All Other Notices

PPM America, Inc.

225 West Wacker Drive, Suite 1200

Chicago, IL 60606-1228

Attn: Private Placements –Brian Manczak

Phone: (312) 634-7885

Fax: (312) 634-0054

Email: brian.manczak@ppmamerica.com

Email: PPMAPrivateReporting@ppmamerica.com

With copies of Financial Information also to:

Jackson National Life Insurance Company

One Corporate Way

Lansing, MI  48951

Attn:  Investment Accounting – Mark Stewart

Phone: (517) 367-3190

Fax: (517) 706-5503

Instructions re: delivery of Note(s)	The Depository Trust Company 570 Washington Blvd - 5th floor Jersey City, NJ 07310 Attn: BNY Mellon/Branch Deposit Department Ref: 187242
Tax Identification Number	38-1659835

Schedule A-20

Purchaser Name	JACKSON NATIONAL LIFE INSURANCE COMPANY
Name in Which to Register Note(s)	JACKSON NATIONAL LIFE INSURANCE COMPANY
Registration number(s); principal amount(s)	RA-15; $10,000,000
Payment on Account of Note(s) Method Account Information	Federal Funds Wire Transfer The Bank of New York Mellon ABA # 021-000-018 BNF Account #: IOC566 Ref: 187244, CUSIP / PPN, Description, and Breakdown (P&I) Ref: “Accompanying information” below
Accompanying information

Name of Issuer:PATTERSON-UTI ENERGY, INC.

Description of4.97% Series A Senior Notes due

Security:October 5, 2020

PPN:703481 A*2

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address/Fax for Notices Related to Payments	Jackson National Life Insurance Company C/O The Bank of New York Mellon Attn: P&I Department P. O. Box 19266 Newark, New Jersey 07195 Phone: (718) 315-3035, Fax: (718) 315-3076
Address/Fax for All Other Notices

PPM America, Inc.

225 West Wacker Drive, Suite 1200

Chicago, IL 60606-1228

Attn: Private Placements –Brian Manczak

Phone: (312) 634-7885

Fax: (312) 634-0054

Email: brian.manczak@ppmamerica.com

Email: PPMAPrivateReporting@ppmamerica.com

With copies of Financial Information also to:

Jackson National Life Insurance Company

One Corporate Way

Lansing, MI  48951

Attn:  Investment Accounting – Mark Stewart

Phone: (517) 367-3190

Fax: (517) 706-5503

Instructions re: delivery of Note(s)	The Depository Trust Company 570 Washington Blvd - 5th floor Jersey City, NJ 07310 Attn: BNY Mellon/Branch Deposit Department – Anthony Saviano (212) 855-2071 Reference: 187244 (very important)
Tax Identification Number	38-1659835

Schedule A-21

Purchaser Name	ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Name in Which to Register Note(s)	MAC & CO.
Registration number(s); principal amount(s)	RA-16; $15,000,000
Payment on Account of Note(s) Method Account Information

Federal Funds Wire Transfer

MAC & CO., LLC

The Bank of New York Mellon

ABA #: 011001234

SWIFT Code: BSDTUS33

BNY Mellon Account No.: AZAF6700422

DDA 0000125261

Cost Center 1253

Re: “Accompanying Information” below

For Credit to Portfolio Account: AZL Special Investments AZAF6700422

Attn: Stacey Fletcher

Accompanying Information

Name of Issuer:PATTERSON-UTI ENERGY, INC.

Description of4.97% Series A Senior Notes due

Security:October 5, 2020

PPN:703481 A*2

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address/Fax for Notices Related to Payments

Allianz Life Insurance Company of North America

c/o Allianz Investment Management

Attn: Private Placements

55 Greens Farms Road

Westport, Connecticut 06880

Phone: 203-293-1900

Email: ppt@allianzlife.com

With a copy to:

Kathy Muhl

Supervisor – Income Group

The Bank of New York Mellon

Three Mellon Center – Room 153-1818

Pittsburgh, Pennsylvania 15259

Phone: 412-234-5192

Email: kathy.muhl@bnymellon.com

Address/Fax for All Other Notices

Allianz Life Insurance Company of North America

c/o Allianz Investment Management

Attn: Private Placements

55 Greens Farms Road

Westport, Connecticut 06880

Phone: 203-293-1900

Email: ppt@allianzlife.com

Instructions re: delivery of Notes

The Depository Trust Company

570 Washington Blvd. – 5th Flr.

Jersey City, NJ 07310

Attn: BNY Mellon / Branch Deposit Department

For Credit to: Allianz Life Insurance Company of North America,

AZL Special Investments AZAF6700422

Schedule A-22

Purchaser Name	ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Tax Identification Number	41-1366075

Schedule A-23

Purchaser Name	THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA
Name in Which to Register Note(s)	THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA
Registration number(s); principal amount(s)	RA-17; $15,000,000
Payment on Account of Note(s) Method Account Information	Funds Wire Transfer JP Morgan Chase ABA #021000021 Chase/NYC/CTR/BNF A/C 900-9-000200 Reference A/C #G05978, Guardian Life, and “Accompanying Information” below.
Accompanying Information

Name of Issuer:PATTERSON-UTI ENERGY, INC.

Description of4.97% Series A Senior Notes due

Security:October 5, 2020

PPN:703481 A*2

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address/Fax for all Notices	The Guardian Life Insurance Company of America 7 Hanover Square New York, NY 10004-2616 Attn: Brian Keating Investment Department 9-A FAX # (212) 919-2658/2656 Email: brian_keating@glic.com
Instructions re: delivery of Notes	JP Morgan Chase Bank 4 Chase Metrotech Center - 3rd Floor Brooklyn, NY 11245-0001 Reference A/C #G05978, Guardian Life
Tax Identification Number	13-5123390

Schedule A-24

Purchaser Name	ENSIGN PEAK ADVISORS, INC.
Name in Which to Register Note(s)	ENSIGN PEAK ADVISORS, INC.
Registration number(s); principal amount(s)	RA-18; $12,000,000
Payment on Account of Note(s) Method Account Information	Funds Wire Transfer Zions First National Bank ABA 124000054 Acct # 01-20001-3 Acct Name: Ensign Peak Advisors Ref: “Accompanying Information” below.
Accompanying Information

Name of Issuer:PATTERSON-UTI ENERGY, INC.

Description of4.97% Series A Senior Notes due

Security:October 5, 2020

PPN:703481 A*2

Due date and application (as among principal, premium and interest) of the payment being made.

Address/Fax for Notices Related to Payments	Ensign Peak Advisors, Inc. 50 East North Temple, Room 1514 Salt Lake City, UT 84150 Attention: Custody Email: custody@ensignpeak.org Phone: 801-240-1066
Address/Fax for All Other Notices	Ensign Peak Advisors, Inc. 50 East North Temple Street Salt Lake City, Utah 84150 Attention: Matthew D. Dall Email: privateplacements@ensignpeak.org
Instructions re: delivery of Notes	Ensign Peak Advisors, Inc. 50 East North Temple Street Salt Lake City, Utah 84150 Attention: Ryan Martineau
Tax Identification Number	84-1432969

Schedule A-25

Purchaser Name	CMFG LIFE INSURANCE COMPANY
Name in Which to Register Note(s)	TURNKEYS + CO
Registration number(s); principal amount(s)	RA-19; $8,000,000
Payment on Account of Note(s) Method Account Information	Federal Funds Wire Transfer State Street Bank ABA #11000028 Account Name: CMFG Life Insurance Company DDA#: 1662-544-4 Reference Fund #ZT1E and “Accompanying information” below
Accompanying information

Name of Issuer:PATTERSON-UTI ENERGY, INC.

Description of4.97% Series A Senior Notes due

Security:October 5, 2020

PPN:703481 A*2

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address / Fax # for all notices	Email: DS-PRIVATEPLACEMENTS@CUNAMUTUAL.COM CMFG Life Insurance Company c/o MEMBERS Capital Advisors, Inc. 5910 Mineral Point Road Madison, WI 53705-4456 Attn:Private Placements
Instructions re Delivery of Note(s)	State Street Bank DTC Newport Office Center 570 Washington Blvd 5th Floor/NY Window Attn: Robert Mendez Jersey City, NJ 07310 Ref: ZT1E / Turnkeys + CO
Tax Identification Number	39-0230590

Schedule A-26

Purchaser Name	CUMIS INSURANCE SOCIETY, INC.
Name in Which to Register Note(s)	TURNJETTY + CO.
Registration number(s); principal amount(s)	RA-20; $2,000,000
Payment on Account of Note(s) Method Account Information	Federal Funds Wire Transfer State Street Bank ABA #11000028 Account Name: CUMIS Insurance Society, Inc. DDA#: 1658-736-2 Reference Fund #ZT1i and “Accompanying information” below
Accompanying Information

Name of Issuer:PATTERSON-UTI ENERGY, INC.

Description of4.97% Series A Senior Notes due

Security:October 5, 2020

PPN:703481 A*2

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address/Fax for all Notices	Email: DS-PRIVATEPLACEMENTS@CUNAMUTUAL.COM CUMIS Insurance Society, Inc. c/o MEMBERS Capital Advisors, Inc. 5910 Mineral Point Road Madison, WI 53705-4456 Attn:Private Placements
Instructions re: delivery of Notes	State Street Bank DTC Newport Office Center 570 Washington Blvd 5th Floor/NY Window Attn: Robert Mendez Jersey City, NJ 07310 Ref: ZT1i / Turnjetty + CO
Tax Identification Number	39-0972608

Schedule A-27

Purchaser Name	ALLSTATE LIFE INSURANCE COMPANY
Name in Which to Register Note(s)	ALLSTATE LIFE INSURANCE COMPANY
Registration number(s); principal amount(s)	RA-21; $5,000,000
Payment on Account of Note(s) Method Account Information

Federal Funds Wire Transfer

Citibank

ABA #:  021000089

Account Name:  Allstate Life Insurance Company Collection Account - PP

Account #: 30547007

Ref:  OBI 703481 A*2, Credit Name, Coupon, Maturity

Payment Due Date (MM/DD/YY) and type and amount of payment being made.

Example:  P         (Enter "P" and amount of principal being remitted, for example, P5000000.00) - I         (Enter "I" and amount of interest being remitted, for example, I225000.00)

Accompanying information

Name of Issuer:PATTERSON-UTI ENERGY, INC.

Description of4.97% Series A Senior Notes due

Security:October 5, 2020

PPN:703481 A*2

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address / Fax # for notices related to scheduled payments, payments or rate resets	Allstate Investments LLC Investment Operations - Private Placements 3075 Sanders Road, STE G4 Northbrook, IL 60062-7127 Tel: (847) 402-6672 Private Placements E-Mail: InvOpsCollections@allstate.com
Address / Fax # for all other notices	Allstate Investments LLC Private Placements Department 3075 Sanders Road, STE G5 Northbrook, IL 60062-7127 Tel: (847) 402-9319 E-Mail: PrivateCompliance@allstate.com
Instructions re: delivery of Note(s)	Citibank N.A. 399 Park Avenue Level B Vault New York, NY 10022 Attn: Danny Reyes For Allstate Life Insurance Company/Safekeeping Account No. 846622
Tax Identification Number	36-2554642

Schedule A-28

Purchaser Name	ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
Name in Which to Register Note(s)	ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
Registration number(s); principal amount(s)	RA-22; $5,000,000
Payment on Account of Note(s) Method Account Information

Federal Funds Wire Transfer

Citibank

ABA #:  021000089

Account Name:  Allstate Life Insurance Company of New York Collection Account

Account #: 30547066

Ref:  OBI 703481 A*2, Credit Name, Coupon, Maturity

Payment Due Date (MM/DD/YY) and type and amount of payment being made.

Example:  P         (Enter "P" and amount of principal being remitted, for example, P5000000.00) - I         (Enter "I" and amount of interest being remitted, for example, I225000.00)

Accompanying information

Name of Issuer:PATTERSON-UTI ENERGY, INC.

Description of4.97% Series A Senior Notes due

Security:October 5, 2020

PPN:703481 A*2

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address / Fax # for notices related to scheduled payments, payments or rate resets	Allstate Investments LLC Investment Operations - Private Placements 3075 Sanders Road, STE G4 Northbrook, IL 60062-7127 Tel: (847) 402-6672 Private Placements E-Mail: InvOpsCollections@allstate.com
Address / Fax # for all other notices	Allstate Investments LLC Private Placements Department 3075 Sanders Road, STE G5 Northbrook, IL 60062-7127 Tel: (847) 402-9319 E-Mail: PrivateCompliance@allstate.com
Instructions re: delivery of Note(s)	Citibank N.A. 399 Park Avenue Level B Vault New York, NY 10022 Attn: Danny Reyes For Allstate Life Insurance Company of New York/Safekeeping Account No. 846690
Tax Identification Number	36-2608394

Schedule A-29

Purchaser Name	THE UNION CENTRAL LIFE INSURANCE COMPANY
Name in Which to Register Note(s)	CUDD & CO. AS NOMINEE FOR THE UNION CENTRAL LIFE INSURANCE COMPANY
Registration number(s); principal amount(s)	RA-23; $3,000,000
Payment on Account of Note(s) Method Account Information

Federal Funds Wire Transfer

JPMorgan Chase Bank

ABA #021-000-021

DDA Clearing Account:  9009002859
Further Credit - Custody Fund P72228 (The Union Central Life Insurance Company)

Ref: “Accompanying Information” below.

Accompanying Information

Name of Issuer:PATTERSON-UTI ENERGY, INC.

Description of4.97% Series A Senior Notes due

Security:October 5, 2020

PPN:703481 A*2

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address/Fax for Notices Related to Payments	The Union Central Life Insurance Company 1876 Waycross Rd Cincinnati, OH 45240 ATTN: Patty Dearing Fax#: (513) 595-2926
Address/Fax for All Other Notices

The Union Central Life Insurance Company

c/o Ameritas Investment Partners, Inc.

ATTN:  Private Placements

390 North Cotner Blvd.

Lincoln, NE 68505

Contacts:Joe Mick

Tel:  402-467-7471

Fax: 402-467-6980

Email:  Joe.Mick@Ameritas.com

Instructions re: delivery of Notes	JPMorgan Chase Bank 4 Chase Metrotech Center, 3rd Floor Brooklyn, NY 11245-0001 Attn: Physical Receive Department Ref: Account P72228, The Union Central Life Insurance Company cc: Joe Mick
Tax Identification Number	31-0472910 (Union Central) 13-6022143 (Cudd & Co.)

Schedule A-30

Purchaser Name	AMERITAS LIFE INSURANCE CORP.
Name in Which to Register Note(s)	CUDD & CO. AS NOMINEE FOR AMERITAS LIFE INSURANCE CORP.
Registration number(s); principal amount(s)	RA-24; $2,000,000
Payment on Account of Note(s) Method Account Information

Bank Wire Transfer of Federal or Other Immediately Available Funds

JPMorgan Chase Bank

ABA #021-000-021

DDA Clearing Account:  9009002859
Further Credit - Custody Fund P72220 for Ameritas Life Insurance Corp.

Ref: “Accompanying Information” below.

Accompanying Information

Name of Issuer:PATTERSON-UTI ENERGY, INC.

Description of4.97% Series A Senior Notes due

Security:October 5, 2020

PPN:703481 A*2

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address/Fax for Notices Related to Payments	Ameritas Life Insurance Corp. 1876 Waycross Rd Cincinnati, OH 45240 ATTN: Patty Dearing Fax #: (513) 595-2926
Address/Fax for All Other Notices

Ameritas Life Insurance Corp.

c/o Ameritas Investment Partners, Inc.

ATTN:  Private Placements

390 North Cotner Blvd.

Lincoln, NE 68505

Contacts:Joe Mick

Tel:  402-467-7471

Fax:  402-467-6980

Email:  Joe.Mick@Ameritas.com

Instructions re: delivery of Notes	JPMorgan Chase Bank, N.A. 4 Chase Metrotech Center, 3rd Floor Brooklyn, NY 11245-0001 Attn: Physical Receive Department Ref: Account P72220, Ameritas Life Insurance Corp. cc:Joe Mick
Tax Identification Number	47-0098400 (Ameritas) 13-6022143 (Cudd & Co.)

Schedule A-31

Purchaser Name	ACACIA LIFE INSURANCE COMPANY
Name in Which to Register Note(s)	CUDD & CO. AS NOMINEE FOR ACACIA LIFE INSURANCE COMPANY
Registration number(s); principal amount(s)	RA-25; $800,000
Payment on Account of Note(s) Method Account Information

Bank Wire Transfer of Federal or Other Immediately Available Funds

JPMorgan Chase Bank

ABA #021-000-021

DDA Clearing Account:  9009002859
Further Credit - Custody Fund P72216 for Acacia Life Insurance Company

Ref: “Accompanying Information” below.

Accompanying Information

Name of Issuer:PATTERSON-UTI ENERGY, INC.

Description of4.97% Series A Senior Notes due

Security:October 5, 2020

PPN:703481 A*2

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address/Fax for Notices Related to Payments	Acacia Life Insurance Company 1876 Waycross Rd Cincinnati, OH 45240 ATTN: Patty Dearing Fax #: (513) 595-2926
Address/Fax for All Other Notices

Acacia Life Insurance Company

c/o Ameritas Investment Partners, Inc.

ATTN:  Private Placements

390 North Cotner Blvd.

Lincoln, NE 68505

Contacts:Joe Mick

Tel:  402-467-7471

Fax:  402-467-6980

Email:  Joe.Mick@Ameritas.com

Instructions re: delivery of Notes	JPMorgan Chase Bank, N.A. 4 Chase Metrotech Center, 3rd Floor Brooklyn, NY 11245-0001 Attn: Physical Receive Department Ref: Account P72216, Acacia Life Insurance Company cc:Joe Mick
Tax Identification Number	53-022880 (Acacia) 13-6022143 (Cudd & Co.)

Schedule A-32

Purchaser Name	FIRST AMERITAS LIFE INSURANCE CORP. OF NEW YORK
Name in Which to Register Note(s)	CUDD & CO. AS NOMINEE FOR FIRST AMERITAS LIFE INSURANCE CORP. OF NEW YORK
Registration number(s); principal amount(s)	RA-26; $200,000
Payment on Account of Note(s) Method Account Information

Bank Wire Transfer of Federal or Other Immediately Available Funds

JPMorgan Chase Bank

ABA #021-000-021

DDA Clearing Account:  9009002859
Further Credit - Custody Fund P72225 for Ameritas Life Insurance Corp. of New York

Ref: “Accompanying Information” below.

Accompanying Information

Name of Issuer:PATTERSON-UTI ENERGY, INC.

Description of4.97% Series A Senior Notes due

Security:October 5, 2020

PPN:703481 A*2

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address/Fax for Notices Related to Payments	Ameritas Life Insurance Corp. of New York c/o Ameritas Life Insurance Corp. 1876 Waycross Rd Cincinnati, OH 45240 ATTN: Patty Dearing Fax#: (513) 595-2926
Address/Fax for All Other Notices

Ameritas Life Insurance Corp. of New York

c/o Ameritas Investment Partners, Inc.

ATTN:  Private Placements

390 North Cotner Blvd.

Lincoln, NE 68505

Contacts:Joe Mick

Tel:  402-467-7471

Fax: 402-467-6980

Email:  Joe.Mick@Ameritas.com

Instructions re: delivery of Notes	JPMorgan Chase Bank, N.A. 4 Chase Metrotech Center, 3rd Floor Brooklyn, NY 11245-0001 Attn: Physical Receive Department Ref: Account P72225, Ameritas Life Insurance Corp. of New York
Tax Identification Number	13-3758127 (Ameritas of New York) 13-6022143 (Cudd & Co.)

Schedule A-33

Purchaser Name	SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY
Name in Which to Register Note(s)	SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY
Registration number(s); principal amount(s)	RA-27; $5,000,000
Payment on Account of Note(s) Method Account Information

Federal Funds Wire Transfer

State Street Bank and Trust Company

Boston, MA  02101

ABA #:  011000028

For further credit to:

Account Name:Southern Farm Bureau Life Insurance Company

Acct. No.:59848127

Reference:EQ83

Ref: “Accompanying Information” below

Accompanying information

Name of Issuer:PATTERSON-UTI ENERGY, INC.

Description of4.97% Series A Senior Notes due

Security:October 5, 2020

PPN:703481 A*2

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address/Fax for Notices Related to Payments	Southern Farm Bureau Life Insurance Company 1401 Livingston Lane Jackson, MA 39213 Attn: Securities Management PrivatePlacements@sfbli.com
Address/Fax for All Other Notices

Southern Farm Bureau Life Insurance Company

P. O. Box 78

Jackson, MS  39205

Attn: Securities Management

PrivatePlacements@sfbli.com

or by overnight delivery to:

Southern Farm Bureau Life Insurance Company

1401 Livingston Lane

Jackson, MS  39213

Attn: Securities Management

Instructions re: delivery of Note(s)	Southern Farm Bureau Life Insurance Company 1401 Livingston Lane Jackson, MS 39213 Attn: Kathy Shawver kshawver@sfbli.com
Tax Identification Number	64-0283583

Schedule A-1

Purchaser Name	MODERN WOODMEN OF AMERICA
Name in Which to Register Note(s)	MODERN WOODMEN OF AMERICA
Registration number(s); principal amount(s)	RA-28; $4,000,000
Payment on Account of Note(s) Method Account Information

Federal Funds Wire Transfer

The Northern Trust Company

50 South LaSalle Street

Chicago, IL  60675

ABA # 071-000-152

Account Name:Modern Woodmen of America

Account #:84352

Ref: “Accompanying Information” below

Accompanying Information

Name of Issuer:PATTERSON-UTI ENERGY, INC.

Description of4.97% Series A Senior Notes due

Security:October 5, 2020

PPN:703481 A*2

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address/Fax for Notices Related to Payments	Modern Woodmen of America 1701 First Avenue Rock Island, IL 61201 Attn: Investment Accounting Department Fax: 309-793-5688
Address/Fax for All Other Notices	Modern Woodmen of America 1701 First Avenue Rock Island, IL 61201 Attn: Investment Department Fax: 309-793-5574 Email:Investments@Modern-Woodmen.org
Instructions re: delivery of Note(s)	Modern Woodmen of America 1701 First Avenue Rock Island, IL 61201 Attn:Doug Pannier
Tax Identification Number	36-1493430

Schedule A-2

Purchaser Name	THE OHIO NATIONAL LIFE INSURANCE COMPANY
Name in Which to Register Note(s)	THE OHIO NATIONAL LIFE INSURANCE COMPANY
Registration number(s); principal amount(s)	RA-29; $2,000,000
Payment on Account of Note(s) Method Account Information

Federal Funds Wire Transfer

U.S. Bank N.A.

5th & Walnut Streets

Cincinnati, OH 45202

ABA #042-000013

For credit to The Ohio National Life Insurance Company Account

No. 910-275-7

Ref: “Accompanying Information” below.

Accompanying Information

Name of Issuer:PATTERSON-UTI ENERGY, INC.

Description of4.97% Series A Senior Notes due

Security:October 5, 2020

PPN:703481 A*2

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address / Fax # for all notices	The Ohio National Life Insurance Company One Financial Way Cincinnati, OH 45242 Attention: Investment Department Fax: 513-794-4506 With a copy to: PrivatePlacements@OhioNational.com
Instructions re: delivery of Notes	The Ohio National Life Insurance Company Attn: Investments One Financial Way Cincinnati, OH 45242
Tax Identification Number	31-0397080

Schedule A-3

Purchaser Name	OHIO NATIONAL LIFE ASSURANCE CORPORATION
Name in Which to Register Note(s)	OHIO NATIONAL LIFE ASSURANCE CORPORATION
Registration number(s); principal amount(s)	RA-30; $2,000,000
Payment on Account of Note(s) Method Account Information

Federal Funds Wire Transfer

U.S. Bank N.A.

5th & Walnut Streets

Cincinnati, OH 45202

ABA #042-000013

For credit to Ohio National Life Assurance Corporation Account

No. 865-215-8

Ref: “Accompanying Information” below.

Accompanying Information

Name of Issuer:PATTERSON-UTI ENERGY, INC.

Description of4.97% Series A Senior Notes due

Security:October 5, 2020

PPN:703481 A*2

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address / Fax # for all notices	Ohio National Life Assurance Corporation One Financial Way Cincinnati, OH 45242 Attention: Investment Department Fax: 513-794-4506 With a copy to: PrivatePlacements@OhioNational.com
Instructions re: delivery of Notes	The Ohio National Life Insurance Company Attn: Investments One Financial Way Cincinnati, OH 45242
Tax Identification Number	31-0962495

Schedule A-4

Purchaser Name	AMERICAN NATIONAL INSURANCE COMPANY
Name in Which to Register Note(s)	AMERICAN NATIONAL INSURANCE COMPANY
Registration number(s); principal amount(s)	RA-31; $5,000,000
Payment on Account of Note(s) Method Account Information

Federal Funds Wire Transfer

SEI Private Trust Co.

1 Freedom Valley Dr.

Oaks, PA 19456

ABA #031976161

Sub Account: 1050

Account Name: American National Insurance Company

Account Number: 328655

FFC to: Moody National Bank

Trust Account: 1856063500

Ref: “Accompanying Information” below

Accompanying information

Name of Issuer:PATTERSON-UTI ENERGY, INC.

Description of4.97% Series A Senior Notes due

Security:October 5, 2020

PPN:703481 A*2

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address/Fax for Notices Related to Payments	SEI Private Trust Co. 1 Freedom Valley Dr. Oaks, PA 19456 Attn: William Seick 484-676-2554
Address/Fax for All Other Notices	American National Insurance Company 2450 South Shore Blvd., Suite 400 League City, TX 77573 Attn: Anne Lemire 281-538-4981 Email: anne.lemire@americannational.com breanna.sulal@americannational.com
Instructions re: delivery of Note(s)	The Bank of New York One Wall Street - 3rd Floor New York, NY 10286 Window A 328655/SEIT-FBO Moody National Bank
Tax Identification Number	74-1484030

Schedule A-5